Bank of America Merrill Lynch November 16 – 17, 2017 2017 Global Energy Conference

Forward-Looking Statements This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements. It is important to note that actual results could differ materially from those discussed in such forward-looking statements. Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the Company or the SEC. These filings are also available through the Company’s web site at http://www.patenergy.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement. Statements made in this presentation include non-U.S. GAAP financial measures. The required reconciliation to U.S. GAAP financial measures are included on our website and/or at the end of this presentation.

Who We Are: An Oilfield Services Leader

PATTERSON-UTI DRILLING COMPANY LLC	UNIVERSAL PRESSURE PUMPING, INC.	MS Directional	great plains OILFIELD RENTAL	WARRIOR
DRILLING	**PRESSURE PUMPING**	**DIRECTIONAL**	**RENTALS**	**TECHNOLOGY**
High quality fleet of land drilling rigs, including **198 APEX® class rigs** **Leader** in walking rig technology for pad drilling applications **Large footprint** with super-spec rigs across North American drilling markets	**High quality fleet** of 1.5 million horsepower of pressure pumping equipment **Strong reputation** for regional knowledge and efficient operations **Scale** helps to drive efficiencies	Founded in 1980, MS Directional **offers a comprehensive suite of directional drilling services** including directional drilling, downhole performance motors, directional surveying, measurement while drilling ("MWD"), and wireline steering tools.	**Leading position in underbalanced drilling air compression equipment** with 18 active spreads in the Northeast United States **Surface equipment support packages** including fit-for-purpose drilling mud storage systems, acid tanks and wellsite containment	Designs, manufactures and services high-spec rig components and pipe handling equipment that **provide efficiency, safety and serviceability**

Components of Revenue*

51%	39%	6%	4%
PRESSURE PUMPING	CONTRACT DRILLING	DIRECTIONAL DRILLING	OTHER

Patterson-UTI projected revenue for the three months ended December 31, 2017.
Projected revenues for Directional Drilling include 81 days of contribution following the acquisition of MS Energy on October 11, 2017.

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Comprehensive Oilfield Services and Solutions Contract Drilling Hydraulic Fracturing Directional Drilling Cementing Acidizing Nitrogen Service Air Drilling Drilling Motor Rentals Water Transfer Drilling Top Drives Well Surveying Rental Equipment

Broad Footprint in Oilfield Services patenergy.com WEST TEXAS / 45 APPALACHIA / 28 MID-CONTINENT / 29 SOUTH TEXAS / 18 EAST TEXAS / 18 ROCKIES / 13 NORTH DAKOTA / 8 CANADA / 2 By Region As of November 13, 2017 Active Rig Count 161 TEXAS / 695k HP APPALACHIA / 320k HP MID-CONTINENT / 190k HP  Active Horsepower PATTERSON-UTI OPERATING AREAS UNIVERSAL PRESSURE PUMPING FIELD OFFICES GREAT PLAINS OILFIELD RENTAL FIELD OFFICES 1.2 MM By Region As of October 26, 2017 WARRIOR TOP DRIVE FACILITY PATTERSON-UTI DRILLING FIELD OFFICES AND YARDS MS DIRECTIONAL FIELD OFFICES

Efficiency Efficiency improves well economics Patterson-UTI has the scale, processes, people and equipment necessary for efficient operations Technology Technology helps to improve efficiency Patterson-UTI is a technology leader in oilfield services U.S. Oilfield Services Scale Scale helps to improve efficiency Patterson-UTI is the only company with market leading positions in the United States in contract drilling, pressure pumping and directional drilling Financially Flexible Strong Balance Sheet Scalable business structure Patterson-UTI is a Leader: Why Invest in Patterson-UTI Energy?

Patterson-UTI: A Leader in Oilfield Services Efficiency Efficiency improves well economics. People Crews receive extensive onboarding and ongoing training to ensure competency and refine operating and safety procedures. Processes Patterson-UTI utilizes industry leading management systems and field audit processes to maximize reliability and provide continuous learning and feedback process. Innovation Patterson-UTI is a leader in the super-spec rig market. Super-spec rigs, modern pressure pumping fleets and comprehensive directional drilling provide critical path services for E&P companies.

People: Personnel Development Working incident free is not just a priority to us — it's our way of life. Operational excellence is our minimum standard — excellence is our way of life. Development of our people is a core value — continuous learning is our way of life.

Process: Management System Management System allows for continuous updates on Policies & Priorities Comprehensive Rig and Frac Fleet audits ensure uptime, preventative maintenance, continuous improvement. Incident Management System allow data for Reporting and tracking to completion of Incidents and Management of Change (MOC).

Innovative Rig Designs: APEX-XK® Able to walk x/y with full set-back of pipe in mast Walking system integrated into substructure Blowout Preventer remains upright in substructure while walking Drawworks on rig floor allows more clearance under rig for walking Advanced environmental spill control integrated into drilling floor

Innovative Rig Designs: APEX-XC™ Standard with higher-torque top drive Enhanced setback capacity for efficiently drilling longer laterals Increased clearance for walking over and around wellheads on a pad HPU, accumulator and walking system integrated in substructure for efficient rig moves and rig walks Integrated walking system with auto-walk and auto-steering functionality Increased mud pump horsepower

Innovative Rig Upgrades: Significantly upgrading seven APEX 1000® rigs to APEX-XK® rigs. The first four upgrades have been completed and delivered to the field, and the remaining three are all under contract and are expected to go to work over the next few months. Upgrading two APEX® rigs to APEX-PK™ with a box-on-box substructure and integrated walking system for enhanced performance on multi-well pads. Upgraded rigs will have substantially all of the capabilities of a newbuild, but at a much lower upgrade cost than a newbuild.

Innovative Rig Technology: Warrior 500 Ton AC Top Drive HIGH PERFORMANCE - 50,000 ft-lbs continuous torque rating REDUNDANT POWER DELIVERY - Four independent power pathways from the AC bus to the top drive quill - No single-point sources of failure from generator to drill pipe REVOLUTIONARY POWER TRANSMISSION - No gear case - No power transmission lubrication SERVICEABILITY - Most major modules are interchangeable without specialized technicians - Comprehensive advanced diagnostics SAFETY AND EFFICIENCY - Comprehensive feedback of pipe-handler functions - Enhanced user interface and top drive control functions OPTIONAL INTEGRATED CASING DRIVE - Casing Running Tool not required

Innovative Pressure Pumping Technology: Bi-Fuel Engines can burn a fuel mix comprised of up to 70% natural gas Comparable torque and horsepower to an all diesel engine Reduces operating costs by lowering fuel costs Good for environmental sustainability

Innovative: Performance Data Analytics Real-time innovative data analysis system collects and analyzes data across region, pad and rigs for performance by formation, section, crew, etc. Ability to analyze equipment and maintenance data across rigs and vendors to benchmark performance and maximize reliability Provide comprehensive performance reports that can be shared across the Company to foster a best-in-class culture focused on technology and operational excellence

Innovative: Centralized Logistics Center Efficient procurement and logistics of sand and chemicals is important to being successful in hydraulic fracturing. Centralized logistics center includes: central scheduling and tracking software 24/7 dispatch personnel smart phone apps in the field Currently operational in Texas Expanding to Mid-Con and Appalachia

Innovative: Automation and Remote Operations REMOTE OPERATIONS Remote operations allow a specialist to execute multiple wells at one time RIG AUTOMATION Consistent, automated processes at the wellsite limit safety risks, reduce well costs, streamline logistics and increase margins DD AUTOMATION Controlling downhole equipment with software closed-loop automation enhances quality and efficiency

Strong Financial Position Substantial Liquidity $38 million cash as of September 30, 2017 $500 million revolver through March 2019 of which $255 million was available as of October 30, 2017 16.4% Net Debt/Total Capital at September 30, 2017 $300 million term loan matures October 2020 $300 million term loan matures June 2022 No term debt maturities until October 2020

Efficiency Efficiency improves well economics Patterson-UTI has the scale, processes, people and equipment necessary for efficient operations Technology Technology helps to improve efficiency Patterson-UTI is a technology leader in oilfield services U.S. Oilfield Services Scale Scale helps to improve efficiency Patterson-UTI is the only company with market leading positions in the United States in contract drilling, pressure pumping and directional drilling Financially Flexible Strong Balance Sheet Scalable business structure Patterson-UTI is a Leader: Why Invest in Patterson-UTI Energy?

Additional References

APEX® Class Rigs *Three to be converted to APEX-XK. 198 APEX-XK 1500® APEX 300-Series® APEX 1500® APEX PK™ APEX 1000®* Other AC 61 53 47 28 7 2

Modern Pressure Pumping Equipment Hydraulic fracturing horsepower location as of October 26, 2017 APPALACHIA 23% 1.5 MM HORSEPOWER TEXAS 62% MID-CONTINENT 15%

Non-U.S. GAAP Financial Measures

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2017	2016	2017	2016
	(unaudited, dollars in thousands)			
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)(1):				
Net loss	$ (33,769)	$ (84,143)	$ (189,492)	$ (240,512)
Income tax benefit	(13,652)	(49,428)	(106,953)	(133,885)
Net interest expense	9,483	10,181	25,780	31,449
Depreciation, depletion, amortization and impairment	196,642	163,464	572,187	511,209
Adjusted EBITDA	$ 158,704	$ 40,074	$ 301,522	$ 168,261
Total Revenue	$ 684,989	$ 206,133	$ 1,569,350	$ 668,979
Adjusted EBITDA margin	23.2%	19.4%	19.2%	25.2%
Adjusted EBITDA by operating segment:				
Contract drilling	$ 113,206	$ 47,866	$ 250,111	$ 183,822
Pressure pumping	68,115	(1,982)	139,915	5,004
Other	3,018	2,084	6,796	6,130
Corporate	(25,635)	(7,894)	(95,300)	(26,695)
Consolidated Adjusted EBITDA	$ 158,704	$ 40,074	$ 301,522	$ 168,261

(1) Adjusted EBITDA is a supplemental financial measure not defined by United States generally accepted accounting principles, or U.S. GAAP. We define Adjusted EBITDA as net income (loss) plus net interest expense, income tax expense (benefit) and depreciation, depletion, amortization and impairment expense (including impairment of goodwill). We present Adjusted EBITDA because we believe it provides to both management and investors additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and working capital requirements. Adjusted EBITDA should not be construed as an alternative to the U.S. GAAP measure of net income (loss).

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